Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,817,784,000
Previously Paid Amount	0
Total Fee Amount	268,304.92
Total Offset Amount	0
Net Fee	$ 268,304.92